R&G Draft 1/28/2026

Item G.1.b.ii of Form N-CEN (PNI)

Series 2054 RVMTP Shares

Effective August 1, 2025, the Fund modified the terms of its Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054 (the “Series 2054 RVMTP Shares”) in connection with the issuance of additional Series 2054 RVMTP Shares to facilitate the reorganization of PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund III with and into the Fund. The modifications are reflected in the Fund’s Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Remarketable Variable Rate MuniFund Term Preferred Shares dated August 1, 2025 (the “Series 2054 RVMTP Statement”), attached as Exhibit 1 to the Bylaws of the Fund (the “Bylaws”). As a result of the modification, (i) the number of authorized Series 2054 RVMTP Shares was increased to reflect the issuance of additional Series 2054 RVMTP Shares, (ii) the accrual of dividends was clarified with respect to the newly-issued Series 2054 RVMTP Shares and (iii) editorial changes were made to increase consistency across the Fund's preferred share documentation.